                                                                    EXHIBIT 10.2




                                    FORM OF
                            EQUIPMENT LEASE AGREEMENT

                                     between

                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.,
                                    as Lessor

                                       and

                          UNIVERSAL COMPRESSION, INC.,
                                    as Lessee


                          Dated as of February 9 , 2001


                          ----------------------------
                           UNIVERSAL COMPRESSION, INC.
                                  AS LESSEE OF
                                  $427,000,000
                          OF GAS COMPRESSION EQUIPMENT
                          ----------------------------


              TO THE EXTENT, IF ANY, THAT THIS DOCUMENT CONSTITUTES
                CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE,
              NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED
                   THROUGH THE TRANSFER AND POSSESSION OF ANY
                    COUNTERPART OTHER THAN COUNTERPART NO. 1.

                 COUNTERPART NO. ____ OF ____ SERIALLY NUMBERED
                         MANUALLY EXECUTED COUNTERPARTS.

                                TABLE OF CONTENTS


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
1.       Definitions..............................................................................................1


2.       Agreement for Leasing of Equipment; Quiet Enjoyment......................................................1


3.       Conditions Precedent.....................................................................................1


4.       Delivery, Acceptance and Leasing of Equipment............................................................1


5.       Term.....................................................................................................2


6.       Return of Equipment......................................................................................2

         6.1      Redelivery......................................................................................2
         6.2      Storage.........................................................................................3
         6.3      Timely Redelivery; Deemed Purchase Option.......................................................3
         6.4      Specific Performance............................................................................4

7.       Payments.................................................................................................4

         7.1      Rent Payment....................................................................................4
                  7.1.1    Semi-Annual Payment....................................................................4
                  7.1.2    Floating Lease Payment.................................................................4
         7.2      Supplemental Payments...........................................................................4
         7.3      Method of Payment...............................................................................4
         7.4      Notification of Lease Payments..................................................................5
         7.5      Prepayments Limited.............................................................................5

8.       Net Lease Agreement......................................................................................5


9.       Grant of Security Interest; Equipment to be and Remain Personal Property.................................6


10.      Use of Equipment; Compliance with Laws...................................................................7


11.      Maintenance and Repair of Equipment; Filing of Reports...................................................8


12.      Alterations..............................................................................................9


13.      Substitutions of Equipment...............................................................................9


14.      Appraisals..............................................................................................11


15.      Identification Marks....................................................................................11


16.      Inspection..............................................................................................11
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                                      (i)

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                                                                                                               ----



17.      Assignment and Subleasing...............................................................................11


18.      Liens...................................................................................................13


19.      Loss, Damage or Destruction.............................................................................13

         19.1     Risk of Loss, Damage or Destruction............................................................13
         19.2     Replacement of Equipment Upon an Event of Loss.................................................13
         19.3     Application of Payments Not Relating to an Event of Loss.......................................14

20.      Insurance...............................................................................................14


21.      NO LESSOR WARRANTIES....................................................................................15


22.      Assignment of Manufacturer Warranties...................................................................16


23.      Events of Default.......................................................................................16


24.      Remedies Upon Default...................................................................................18


25.      Lessor's Right to Perform for Lessee....................................................................19


26.      Late Charges............................................................................................20


27.      Notices.................................................................................................20


28.      Lessee's Renewal, Transfer and Early Termination Options; Purchase Obligation...........................20

         28.1     Renewal Option.................................................................................20
         28.2     Lessee's End of Term Purchase Option...........................................................20
         28.3     Third Party Sale or Redelivery of Equipment....................................................21
                  28.3.1   Notice to Remarket or Return Possession of Equipment..................................21
                  28.3.2   Remarketing Obligations...............................................................21
                  28.3.3   Sale of Equipment to Third Party Buyer................................................22
         28.4     Lessee's Early Purchase Options and Obligations................................................22

29.      End of Term Lease Payment Adjustment....................................................................24

         29.1     Third Party Sale of Equipment..................................................................24
         29.2     Lessee Payment.................................................................................24
         29.3     Lessor Payment.................................................................................25
         29.4     Excess Wear Lease Payment Adjustment...........................................................25

30.      GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL..................................25


31.      Miscellaneous...........................................................................................26


32.      Registration............................................................................................26


33.      Execution and Effectiveness.............................................................................27


                                      (ii)

EXHIBIT A         [Form of] Lease Supplement
EXHIBIT B         [Form of] Notice of Substitution



                                     (iii)

         EQUIPMENT LEASE AGREEMENT dated as of February 9, 2001 (this "Lease Agreement"), between BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a Delaware limited partnership ("Lessor") and UNIVERSAL COMPRESSION, inc., a Texas corporation ("Lessee").

         In consideration of the mutual covenants and agreements set forth herein and in the Participation Agreement of even date hereof (the "Participation Agreement") among Lessee, Universal Compression Holdings, Inc., as Guarantor, Lessor, The Bank of New York, not in its individual capacity but for the benefit of Tranche A Noteholders, Bankers Trust Company, and the other financial institutions that may become party thereto, as Tranche B Lenders, BRL Universal Equipment Management, Inc., as Lessor General Partner, Bankers Trust Company as Administrative Agent and Bankers Trust Company as Collateral Agent, the parties hereto agree as follows:

         1. Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have meanings set forth or referred to in Appendix A to the Participation Agreement which Appendix A also contains the rules of usage that shall apply hereto.

         2. Agreement for Leasing of Equipment; Quiet Enjoyment. Subject to, and upon all of the terms and conditions of this Lease Agreement, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Items of Equipment for the Term. Lessor agrees that so long as no Lease Event of Default has occurred and is continuing, it shall not take or cause to be taken or authorize any Person to take any action (except for the creation of Collateral Agent Liens), contrary to or interfering with Lessee's or any Sublessee's right to peaceful possession, use and quiet enjoyment of each Item of Equipment without any interference, hindrance, ejection or molestation whatsoever; provided, however, nothing in this Section 2 shall prevent Lessor and its Assignee from exercising their inspection rights in accordance with
Section 16. Additionally, during the Term with respect to each Item of Equipment, unless a Lease Event of Default shall exist and Lessee's rights to use such Item of Equipment shall have been terminated pursuant to the terms of this Lease Agreement, Lessee shall, except to the extent otherwise expressly provided in the Operative Documents, be entitled to (i) receive, enjoy, distribute and otherwise dispose of the income, royalties, payments, recoveries and other proceeds with respect to (or included as a part of) such Item without the consent or joinder of Lessor and (ii) otherwise utilize, license, consign, substitute, sublease and maintain such Item in a manner consistent with the provisions of the Operative Documents including, without limitation, of Sections 5, 10, 11, 12, 13, 17 and 22.

         3. Conditions Precedent. Lessor shall have no obligation to lease any Item of Equipment to Lessee unless each of the conditions set forth in Section 3 of the Participation Agreement are fulfilled to the satisfaction of, or waived by, Lessor.

         4. Delivery, Acceptance and Leasing of Equipment. Lessor shall not be liable to Lessee for any failure or delay in the delivery of any Item of Equipment to Lessee. Forthwith upon delivery of each Item of Equipment to Lessee, Lessee shall evidence its acceptance of such Item of Equipment hereunder and of the condition of such Item of Equipment by executing and delivering to Lessor a Lease Supplement for such Item, dated the Closing Date. THE EXECUTION BY LESSOR AND LESSEE OF A LEASE SUPPLEMENT FOR AN ITEM OF EQUIPMENT SHALL (i) EVIDENCE THAT SUCH ITEM IS LEASED UNDER, AND IS SUBJECT TO ALL OF THE TERMS, PROVISIONS AND CONDITIONS OF, THIS LEASE AGREEMENT, AND (ii) CONSTITUTE LESSEE'S UNCONDITIONAL AND IRREVOCABLE ACCEPTANCE OF SUCH ITEM FOR ALL PURPOSES OF THIS LEASE AGREEMENT.

         5. Term. The Term for each Item of Equipment shall commence on the Closing Date, and, unless this Lease Agreement is sooner terminated with respect to such Item of Equipment or all Items of Equipment pursuant to the provisions hereof, shall end on the Termination Date.

         6. Return of Equipment.

                  6.1 Redelivery.

                  (a) On or before the date of the expiration or earlier termination of the Term with respect to each Item of Equipment (unless Lessee has exercised its transfer option with respect thereto pursuant to Section 28.2 or 28.4; or a third party sale thereof acceptable to Lessor is consummated on the Termination Date with respect thereto pursuant to Section 28.3 or Lessee is required to purchase such Item of Equipment), Lessee will, at its expense, dismantle (to the extent necessary to ship such Item of Equipment), surrender and deliver possession of each Item of Equipment to Lessor at the Redelivery Location with (i) a certificate executed by a Responsible Officer of Lessee certifying that (A) Lessee has used best efforts to maintain for each Item of Equipment being redelivered all plans, specifications and operating, maintenance and repair manuals prepared or reviewed by Lessee or any of its Affiliates and
(B) such Item of Equipment is in the condition required hereunder, (ii) a copy of an inventory list for each Item and (iii) all then current plans, specifications and operating, maintenance, and repair manuals and logs relating to such Item that have been retained by Lessee or any of its Affiliates, and
(iv) with respect to any Item of Equipment which qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy, (A) if such manufacturer is Lessee or an affiliate thereof, Lessee shall cause such manufacturer to deliver to Lessor a statement or certificate that has been signed by an authorized representative of the manufacturer attesting to the availability of such maintenance, repair or warranty policy and (B) if the manufacturer is not Lessee nor an affiliate of Lessee and generally provides its customers upon request a statement or certificate attesting to the availability of such maintenance, repair or warranty policy, then Lessee shall utilize reasonable efforts to obtain from such manufacturer such a statement or certificate.

                  (b) At the time of such return to Lessor, each Item of Equipment (and each part or component thereof) shall (i) meet the original design specifications and operating standards of such Item, (ii) be in as good operating condition, state of repair and appearance as when delivered to Lessee hereunder, and shall not have been subjected to excess wear and tear; provided, that ordinary wear and tear as a result of normal and customary usage is excepted; and provided, further that "ordinary wear and tear" as used herein shall not be construed as permitting any material broken, damaged or missing items or components of any Item of Equipment such that its value, utility, Residual Value or remaining useful life will be reduced, (iii) be in the condition required by Section 11 and with respect to any Item of Equipment that qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy, such Item shall have been maintained and repaired in a manner consistent with such policy, (iv) have no missing or damaged components such that its value, utility, Residual Value or remaining useful life will be reduced, (v) comply with all laws and rules referred to in Sections 10 and 11, (vi) have attached or affixed thereto any addition, modification or improvement considered an accession thereto as provided in Section 12 and (vii) have had removed therefrom in a workmanlike manner, (x) at Lessor's option, any addition, modification or improvement which, as provided in Section 12, is owned by Lessee, and (y) any insignia or marking, and each Item of Equipment (and each part or component thereof), shall be free and clear of all Liens, other than Lessor Liens and Collateral Agent Liens.

                  (c) All operating licenses and agreements pertinent to the operation of each Item of Equipment, (other than non-transferable licenses to use software), that are capable of being transferred, shall be fully transferable upon the expiration of the Term to Lessor or its designee. Lessee shall transfer any such transferable license or agreement upon return of the Item of Equipment at Lessee's cost and expense.

                  (d) Each Item of Equipment that qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy must be properly deinstalled in a manner consistent with such policy and in such a way that the Item remains eligible for or subject to such policy, as appropriate, and Lessee shall provide a certificate from a Responsible Officer certifying that each Item of Equipment was deinstalled in a manner consistent with such policy and remains eligible for or subject to such policy, as appropriate. Upon deinstallation, each Item of Equipment shall be secured properly for air or overland or other suitable transport. Each Item of Equipment shall be delivered to the Redelivery Location in the manner in which is customary for such Item of Equipment.

                  (e) Lessee shall, at its own expense, make repairs necessary to restore each Item of Equipment to the condition required by this Section 6.1 prior to redelivery hereunder.

                  (f) Upon redelivery, Lessee shall provide any additional documentation reasonably requested by Lessor and reasonably available to Lessee, at Lessee's cost, relating to the redelivery of or Lessee's interest in each Item of Equipment.

                  6.2 Storage. For the purpose of delivering possession of any Item of Equipment to Lessor as above required, Lessee shall at its own cost, expense and risk cause each such Item of Equipment to be insured in accordance with Section 20 and stored at the Redelivery Location identified by Lessor at the risk of Lessee without charge to Lessor for insurance, rent or storage until all such Items of Equipment have been sold, leased or otherwise disposed of by Lessor; provided, however, Lessee's obligations under this Section 6.2 shall terminate with respect to each Item of Equipment one (1) year after the required date of delivery of such Item to the Redelivery Location in the condition required by Section 6.1.

                  6.3 Timely Redelivery; Deemed Purchase Option. If Lessee has not timely satisfied the obligations and conditions set forth in Section 6.1 with respect to the redelivery of each and every Item of Equipment, then Lessee shall be deemed to have exercised the purchase




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

option set forth in Section 28.2 and Lessee shall pay to Lessor the Purchase Option Amount with respect to all Items of Equipment.

                  6.4 Specific Performance. The provisions of this Section 6 are of the essence of this Lease Agreement, and the parties hereto agree that Lessor shall be entitled to specific performance of the covenants of Lessee set forth in this Section 6.

         7. Payments.

                  7.1 Rent Payment.

                           7.1.1 Semi-Annual Payment. Lessee hereby agrees to
pay Lessor for each Item of Equipment in arrears on each Semi-Annual Payment Date for such Item during the Term, an amount equal to the interest accrued on the Tranche A Component for such Item under the terms of the Tranche A Notes (and if the Tranche A Notes have been paid or Lessor's obligations thereunder otherwise discharged prior to the Termination Date, the amount of interest that would have accrued had the Tranche A Notes not been so paid or otherwise discharged). Amounts due on a Semi-Annual Payment Date under this Section 7.1.1 shall be calculated on a 30/360 day basis.

                           7.1.2 Floating Lease Payment. Lessee hereby agrees to
pay Lessor for each Item of Equipment in arrears on each Floating Payment Date during the Term, in an amount equal to the sum of (i) the interest accrued on the Tranche B Component for such Item under the terms of the Tranche B Loan Agreement (and if the Tranche B Loans have been repaid or Lessor's obligations thereunder otherwise discharged prior to the Termination Date, the amount of interest that would have accrued had the Tranche B Loans not been so paid or otherwise discharged) (ii) the Equity Yield accrued on the Equity Component for such Item in accordance with the terms of the Limited Partnership Agreement and
(iii) an amount equal to yield accrued on the Acquisition Cost for such Item at the rate per annum set forth in the Lessor Margin Letter. Amounts due on a Floating Payment Date under this Section 7.1.2 shall be calculated for each day (from and including the first day of such Floating Payment Period to but excluding the last day of such Floating Payment Period) elapsed during the Floating Payment Period then ending.

                  7.2 Supplemental Payments. Each Supplemental Payment shall be due and Lessee agrees to pay to Lessor, or to whomever shall be entitled thereto as expressly provided herein or in the other Operative Documents, all Supplemental Payments which are due from Lessee, when such payments are specified to be paid pursuant to the terms of the Operative Documents, or if not so specified, within five (5) Business Days of written demand therefor.

                  7.3 Method of Payment. All payments of Lease Payments and Supplemental Payments required to be made by Lessee to Lessor (or, in the case of Supplemental Payments, any other Person entitled thereto) shall be made in lawful money of the United States of America in immediately available funds no later than 1:00 p.m. (New York time) on the date due to such account as shall be designated by Lessor or any Assignee. All payments received after 1:00 p.m. (New York time) shall be deemed received on the next Business Day. Subject to the assignment set forth in Section 7 of the Participation Agreement, all payments of Lease Payments required to




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

be made by Lessee to Lessor hereunder shall be paid at the address or bank account as Lessor may hereafter designate in writing to Lessee no less than three (3) Business Day before the date such payments are due.

                  7.4 Notification of Lease Payments. At least two (2) Business Days before each Floating Payment Date, Lessor or its designee shall advise Lessee of the total amount of any Floating Lease Payment due on such Payment Date. Lessor hereby designates Administrative Agent to so advise Lessee for so long as the Tranche B Loans remain outstanding. No failure on the part of Lessor or its designee to provide a notice under this Section 7.4 shall release Lessee of any obligation to make a payment in accordance herewith; provided, however, no Lease Default shall occur with respect to any Floating Lease Payment and no interest at the Overdue Rate shall accrue with respect to any non-payment of such amount until the later of the date such payment is due and the date two (2) Business Days after such notice is given.

                  7.5 Prepayments Limited. Except as may otherwise be provided in this Lease Agreement, no Lease Payments or portion thereof may be prepaid.

         8. Net Lease Agreement. This Lease Agreement is a net lease agreement. Lessee acknowledges and agrees that its obligations hereunder, including, without limitation, its obligations to pay Lease Payments and all Supplemental Payments payable hereunder, shall be unconditional and irrevocable under any and all circumstances, shall not be subject to cancellation, termination, modification or repudiation by Lessee, and shall be paid and performed by Lessee (with respect to payments under Sections 7.1.1, 28.2, 28.4 and 29.2, without notice or demand and with respect to any Floating Lease Payment or payment under
Section 29.1 without demand) and without any abatement, reduction, diminution, setoff, defense (other than prior payment), counterclaim or recoupment whatsoever, including, without limitation, any abatement, reduction, diminution, setoff, defense (other than prior payment), counterclaim, withholding or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, Indenture Trustee, any Tranche A Noteholder, any Tranche B Lender, any Limited Partner, Lessor General Partner, Collateral Agent, Administrative Agent, any Assignee, any sublessee or assignee of Lessee, any manufacturer or supplier of any Item of Equipment or any part thereof, or any other Person for any reason whatsoever, or any defect in any Item of Equipment or any part thereof, or the condition, design, operation or fitness for use thereof, any damage to, or any loss or destruction of, any Item of Equipment or any part thereof, or any Liens or rights of others with respect to any Item of Equipment or any part thereof, or any default or failure to pay by any sublessee or assignee of Lessee, or any prohibition or interruption of or other restriction against Lessee's use, operation, possession, maintenance, insurance, improvement or return of any Item of Equipment thereof, for any reason whatsoever, or any interference with such use, operation or possession by any Person, or any default by Lessor in the performance of any of its obligations herein contained, or any other indebtedness or liability, howsoever and whenever arising, of Lessor, Indenture Trustee, any Tranche A Noteholder, any Tranche B Lender, any Limited Partner, Lessor General Partner, Collateral Agent, Administrative Agent, any Assignee, any sublessee or assignee of Lessee, any other Person, or by reason of insolvency, bankruptcy or similar proceedings by or against Lessor, Indenture Trustee, any Tranche A Noteholder, any Tranche B Lender, any Limited Partner, Lessor General Partner, Collateral Agent, Administrative Agent, any Assignee, Lessee, any sublessee or assignee of




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

Lessee, or any other Person, or for any other reason whatsoever, whether similar or dissimilar to any of the foregoing, any present or future laws to the contrary notwithstanding; it being the intention of the parties hereto that all Lease Payments and Supplemental Payments payable by Lessee shall continue to be payable in all events and in the manner and at the times herein provided, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease Agreement. Nothing contained in this Section 8 shall
(i) affect any claim, action or right that Lessee may have against Lessor or any other Person, including pursuant to Section 2 nor (ii) be considered as (x) a guaranty of the fair market value or useful life of any Item upon the commencement, expiration or termination of the Term with respect to an Item, (y) a prohibition of assertion of any claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer with respect to any Item or any part thereof or (z) a waiver by Lessee of any of its express rights under any of the Operative Documents or of its right to assert and sue upon any claims it may have against any Person in one or more separate actions.

         9. Grant of Security Interest; Equipment to be and Remain Personal Property. This Lease Agreement is a financing agreement intended as security. Lessee hereby grants, bargains, assigns, transfers, conveys and pledges to Lessor a security interest in and Lien upon all of its rights, title and interest in, to and under the Equipment, the subleases related to such Equipment, Lessee's interest in any bill of sale and in each manufacturer's, vendor's or dealer's warranty for the Equipment, and all proceeds thereof, including, without limitation, all rentals, income and profits in respect of the Items of Equipment, whether under such subleases or otherwise, all credits granted by any manufacturer, vendor or dealer with respect to the return of any Item of Equipment and the proceeds of any insurance payable with respect to the Items of Equipment (the "Lessee Collateral") as collateral security for the payment and performance by Lessee of obligations owed to Lessor under the Operative Documents. For each Item of Equipment, Lessee will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Lessor from time to time such confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements, powers of attorney, notes, reports and other assurances or instruments and take such further actions which Lessor or Assignee may reasonably request to perfect, preserve or protect Lessor's security interest granted hereunder or which Lessor reasonably deems necessary or advisable in order to obtain the full benefits of the Liens created or intended to be created hereunder, and will take such other actions reasonably requested by Lessor or Assignee to effectuate the intent of the Operative Documents. To the extent permitted by Applicable Law, Lessee authorizes Lessor and Assignee to file any such financing and continuation statements without the signature of Lessee. Lessee will pay all applicable filing fees and related expenses incurred in accordance with this Section 9. Within the six-month period preceding the fifth anniversary of the filing of any UCC personal property financing statements, Lessee will provide to Lessor continuation statements with respect to the UCC financing statements filed in connection herewith, will file the same in accordance with Applicable Law, and promptly upon such filing will provide Lessor with written evidence thereof.

                  Lessee irrevocably authorizes Lessor and does hereby make, constitute and appoint Lessor and any officer of Lessor, with full power of substitution, as Lessee's true and lawful attorney-in-fact, with power, in its own name or in the name of Lessee, to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of Lessee Collateral that may come into possession of Lessor; to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Lessee Collateral; to pay or discharge Taxes, Liens, security interests or other encumbrances at any time levied or placed on or threatened against Lessee Collateral; to demand, collect, receipt for, compromise, settle and sue for moneys due in respect of Lessee Collateral; and generally, to do, at Lessor's option and at Lessee's expense, at any time, or from time to time, all acts and things which Lessor deems necessary to protect, preserve and realize upon Lessee's Collateral and Lessor's security interests therein and in order to effect the intent of the Operative Documents all as fully and effectually as Lessee might or could do; and Lessee hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof; provided, however that Lessor agrees not to exercise any such power unless a Lease Event of Default has occurred and is continuing. This power of attorney shall be coupled with an interest and irrevocable for the term of this Agreement and thereafter as long as any of the obligations of Lessee under any Operative Documents shall be outstanding. The powers conferred on Lessor hereunder are solely to protect its interest in Lessee Collateral and shall not impose any duty upon Lessor to exercise any such powers. Lessor shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its partners nor the officers, directors or employees of the Lessor General Partner shall be responsible to Lessee for any act or failure to act, except for its own gross negligence or willful misconduct.

                  It is the intention and understanding of both Lessor and Lessee, that Lessee shall take all such actions as may be required to assure, that the Equipment shall be and at all times remain personal property, notwithstanding the manner in which the Equipment may be attached or affixed to realty.

         10. Use of Equipment; Compliance with Laws.

         (a) Lessee agrees that each Item of Equipment will be used and operated in compliance with any and all insurance policy terms, conditions and provisions referenced in the Operative Documents and in all material respects with all statutes, laws, ordinances, rules and regulations of any federal, national, state or local governmental body, agency or authority applicable to the use and operation of such Item of Equipment, including, without limitation, environmental, noise and pollution laws (including notifications and reports), and that each Item of Equipment will be used and operated solely in the manner for which it was intended and in accordance with the license or certificate, if any, provided by the manufacturer thereof.

         (b) Lessee agrees that no Item of Equipment shall be used by Lessee other than in the subleasing of such Item to Lessee's customers.

         (c) Lessee agrees that no Item of Equipment shall be used or located at a location other than a State within the United States; provided however an Item of Equipment may be used or located in a United States territory if a perfected first priority security interest can be created with respect to such Item by the filing of Financing Statements.

         (d) Lessee shall use reasonable precautions to prevent loss or damage to each Item of Equipment from fire and other hazards. Lessee shall not permit any Item of Equipment to be moved from its location as of the Closing Date therefor unless it has, at its own expense, made, executed, endorsed, acknowledged, filed and/or delivered to Lessor such confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements, or other assurances or instruments necessary to perfect, preserve and protect Lessor's security interest in such Item of Equipment.

         (e) Lessee shall not permit any Item of Equipment to be used in any unlawful trade or in any manner that would violate in any material respect any law that would expose such Item of Equipment to penalty, forfeiture or capture.

         (f) Lessee shall not attach or incorporate any Item of Equipment to or in any other item of equipment or other personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such Item of Equipment by reason of such attachment or the assertion of a claim that such Item of Equipment has become a fixture and is subject to a Lien or claim of ownership in favor of a third party.

         11. Maintenance and Repair of Equipment; Filing of Reports.

         (a) Lessee, at its sole cost and expense, shall maintain (or caused to be maintained) each Item of Equipment (i) in a manner consistent with the Lessee Maintenance Practices, so as to keep each Item in good condition (ordinary wear and tear excepted), (ii) in all material respects in compliance with Applicable Law, (iii) in compliance with the manufacturer's maintenance standards and procedures, (iv) in all respects in compliance with the insurance applicable to such Items of Equipment and subject, however, to the provisions of Section 19 with respect to Loss, Damage or Destruction and (v) in compliance in all material respects with environmental laws.

         (b) Lessee at its sole cost and expense shall maintain all records, logs and other materials required by any Governmental Entity having jurisdiction over any Item of Equipment or Lessee to be maintained in respect of such Item of Equipment.

         (c) Lessee shall not change the Lessee Maintenance Practices in any manner that would diminish the value or Residual Value of any Item of Equipment in any material respect.

         (d) Lessee hereby waives any right now or hereafter conferred by law to make repairs on the Equipment at the expense of Lessor.

         (e) Lessee agrees to prepare and deliver to Lessor and any Assignee within a reasonable time prior to the required date of filing (or, to the extent permissible, file on behalf of Lessor and any Assignee) any and all reports (other than income tax returns) to be filed by Lessor or any Assignee with any federal, national, state or other regulatory authority by reason of the ownership by Lessor or any Assignee of any Item of Equipment or the leasing thereof to Lessee to the extent any such reports are required because of the nature of the Equipment.

         12. Alterations.

         (a) Except as required or permitted by the provisions of this Section 12, Lessee shall not modify an Item of Equipment without the prior written authority and approval of Lessor.

         (b) In case any Item of Equipment (or any equipment, part or appliance therein) is required to be altered, added to, replaced or modified in order to comply with any insurance policies required pursuant to this Lease Agreement or Applicable Law ("Required Alteration"), Lessee agrees to make such Required Alteration at its own expense and the same shall, without further act, immediately be and become the property of, and title shall vest in, Lessor free and clear of all Liens other than Lessor Liens and Permitted Liens and subject to the terms of this Lease Agreement. Any parts installed or replacements made by Lessee upon any Item of Equipment pursuant to its obligation to maintain and keep the Equipment in good and serviceable operating condition and repair under
Section 11 shall be considered accessions to such Item of Equipment and ownership thereof or security interest therein shall be immediately vested in Lessor.

         (c) Lessee may make any optional renovation, improvement, addition, or alteration to any Item of Equipment ("Optional Alteration") provided that with respect to each Item of Equipment such Optional Alteration does not impair the value, use or remaining useful life of such Item of Equipment. In the event an Optional Alteration is readily removable without impairing the value, use or remaining useful life of the Item of Equipment, and is not a part, item of equipment or appliance which replaces any part, item of equipment or appliance originally incorporated or installed in or attached to such Item of Equipment on the Closing Date or any part, item of equipment or appliance in replacement of or substitution for any such original part, item of equipment or appliance, any such Optional Alteration shall be and remain the property of Lessee. To the extent such Optional Alteration is not readily removable without impairing the value, use or remaining useful life of an Item of Equipment to which such Optional Alteration has been made, or is a part, item of equipment or appliance which replaces any part, item of equipment or appliance originally incorporated or installed in or attached to such Item of Equipment on the Closing Date therefor or any part, item of equipment or appliance in replacement of or substitution for any such original part, item of equipment or appliance, the same shall, without further act, immediately be and become the property of, and title shall vest in, Lessor free and clear of all Liens other than Lessor Liens and Permitted Liens and shall be subject to the terms of this Lease Agreement.

         13. Substitutions of Equipment.

                  (a) Notwithstanding any provision of any Operative Document to the contrary and subject to the provisions of this Section 13, Lessee may at any time, so long as no Lease Event of Default has occurred and is continuing hereunder, substitute an Item or Items of Equipment ("Replaced Equipment") with natural gas compressors ("Replacement Equipment") that (i) as of the date Lessee delivers the Notice of Substitution defined below in Section 13(b) (the "Substitution Date") has a Date of Manufacture or a Date of Overhaul no earlier than three (3) years prior to the Substitution Date, (ii) is not subject to any Liens other than Permitted Liens or Lessor Liens (iii) is of a Similar Type, and
(iv) has an estimated fair market value as of the

Substitution Date and an estimated Residual Value in each case when aggregated with the estimated fair market values and the estimated Residual Values, respectively, equal to, or in excess of, the aggregate Acquisition Costs and the aggregate Residual Values, respectively, of the Replaced Equipment; provided, however, the condition in clause (i) need not be satisfied if (x) Lessee shall have delivered to Lessor and Assignee with the Notice of Substitution an Appraisal confirming satisfaction of the condition in clause (iii) or (y) as of the Substitution Date, the aggregate Acquisition Costs for all Replacement Equipment that does not satisfy clause (i) or for which no Appraisal has been delivered does not exceed, from time to time, $3,000,000; and provided further, that after any such substitution, the Items of Equipment as a group are representative of the types and horse power of natural gas compressors at the time owned, managed or leased by Lessee.

                  (b) On the first Business Day of each week after Lessee has, in the immediately prior calendar week, substituted Replacement Equipment for Replaced Equipment, Lessee shall provide Lessor with written notice thereof ("Notice of Substitution") in the form of Exhibit B hereto which Notice of Substitution shall have attached thereto one or more Bills of Sale representing the transfer from the seller thereof to Lessor for a purchase price (the "Acquisition Cost" identified therefor on such Notice of Substitution) which purchase price, when aggregated with the purchase prices of all other Replacement Equipment being transferred to Lessor shall equal the aggregate Acquisition Costs of the Replaced Equipment. Upon substitution of an Item of Equipment under this Section 13 all rights and interests of Lessor in such Replaced Equipment shall automatically cease and vest in Lessee. Lessor will at the request and cost of Lessee furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to the absence of Lessor Liens and Collateral Agent Liens) and otherwise in form and substance reasonably satisfactory to Lessee and Lessor, evidencing the transfer to or at the direction of Lessee, of all of Lessor's right, title and interest in and to such Replaced Item(s), "as-is", "where-is". The purchase price for such Replacement Equipment shall be deemed paid by Lessor by virtue of its reconveyance to Lessee or its designee of the Replaced Equipment and no further action shall be required between Lessee or the seller of such Replacement Equipment on the one hand and Lessor on the other hand to convey the Replacement Equipment to Lessor or between Lessee or its designated purchaser of the Replaced Equipment on the one hand and Lessor on the other hand to convey the Replaced Equipment to Lessee or its designee, provided that Lessor shall execute or cause Collateral Agent to execute any documents reasonably requested by Lessee (at Lessee's sole cost and expense) to evidence the release of any Liens created pursuant to the Operative Documents with respect to such Replaced Equipment. Upon the occurrence of such events, Replacement Equipment shall be deemed to be Equipment as of the date of the related Notice of Substitution for all purposes set forth in this Lease Agreement and the other Operative Documents and that the Acquisition Cost for such Replacement Equipment shall be equal to the Acquisition Cost set forth therefor on the Notice of Substitution.

                  (c) In the event that, upon its receipt of a Notice of Substitution and the related Bills of Sale for any Replacement Equipment, Lessor shall reasonably challenge whether the aggregates of the fair market values or Residual Values of said Replacement Equipment are equal to, or in excess of, the aggregates of the Acquisition Costs or Residual Values, respectively, of the Replaced Equipment, Lessee shall either within thirty (30) days of Lessor's demand (i) revise the previously delivered Notice of Substitution and related bills of sale so as to replace or supplement said Replacement Equipment with other or additional Replacement Equipment that Lessor reasonably believes satisfies the requirements of this Section 13, or (ii) within thirty (30) days of Lessor's demand, provide Lessor with an Appraisal confirming that the aggregate fair market values and Residual Values of the Replacement Equipment are equal to or greater than the aggregate Acquisition Costs and Residual Values, respectively, of the Replaced Equipment.

         14. Appraisals. Lessee shall at its own expense cause an Appraisal of each Item of Equipment for which no Appraisal has been previously delivered (the date of such Appraisal, an "Appraisal Date") upon the earliest of: (i) the date eighteen (18) months after the last Appraisal Date (or if no Appraisal Date has occurred, after the first date on which Replacement Equipment is made subject to this Lease) and (ii) the first date on which there is subject to this Lease, Replacement Equipment with aggregate Acquisition Costs in excess of $15,000,000 and for which no Appraisal has been previously delivered.

          15. Identification Marks. Lessee shall use its best efforts to affix within ninety (90) days of the Closing Date and shall thereafter keep and maintain, prominently displayed on each Item of Equipment, a plaque or label with the words "OWNED BY BRL UNIVERSAL EQUIPMENT 2001 A, L.P., AND SUBJECT TO A SECURITY INTEREST IN FAVOR OF BANKERS TRUST COMPANY AS COLLATERAL AGENT FOR NOTEHOLDERS OF AND LENDERS TO BRL UNIVERSAL EQUIPMENT 2001 A, L.P." or other appropriate words designated by Lessor, with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect Lessor's and any Assignee's interests in such Item. Lessee shall not allow the name of any Person, to be placed upon any Item of Equipment as a designation that might be interpreted as indicating a claim of ownership thereto or a security interest therein by any Person other than Lessor or any Assignee.

         16. Inspection. Lessee shall permit Lessor (and any designee or authorized representatives thereof) to make inquiries of Lessee (and Lessee shall respond to such inquiries) with respect to matters relevant to the Equipment and to inspect any Item of Equipment, at such Person's expense (unless there is a Lease Event of Default continuing, in which event such inspection shall be at the expense of Lessee), including the cost and expense for such Person's transportation to and from any site on which an Item is located, and under conditions reasonably acceptable to Lessee, and Lessee will make available the books and records of Lessee related thereto (including, but not limited to, all Subleases) and subject to Section 17(b) make copies and extracts therefrom, and will make available officers and the independent public accountants of Lessee with respect to such matters, all upon reasonable notice and at such reasonable times during normal business hours and as may be reasonably requested.

         17. Assignment and Subleasing.

                  (a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 17, LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LEASE ANY ITEM OF EQUIPMENT OR ASSIGN, TRANSFER OR ENCUMBER ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER. ANY ATTEMPTED LEASE IN VIOLATION HEREOF AND ANY ASSIGNMENT, TRANSFER OR ENCUMBERING BY

LESSEE OF ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER SHALL BE NULL AND VOID. So long as no Lease Event of Default shall have occurred and be continuing, Lessee may, without the consent of Lessor, agree to sublease, agree to extend any sublease of, or agree to transfer in any other manner expressly provided for under this Agreement one or more Items of Equipment to any other Person (a "Sublessee"); provided that such Items of Equipment (whether one or more) are maintained in the United States in accordance with Section 10(c); and provided further, that any sublease entered into or extended pursuant to this Section 17(a) shall satisfy each of the following conditions (a "Sublease"):

                  (i) such Sublease shall expire before, or automatically expire on or before, the expiration of the Term; unless at the time such Sublease is made, Lessee has elected to exercise its purchase option under Section 28.2 and no Lease Event of Default shall have occurred and is continuing;

                  (ii) such Sublease shall be in writing; shall identify the Item of Equipment by manufacturer, model and unit number; shall expressly prohibit any further assignment, sublease or transfer by Sublessee of any rights or interests in the Equipment;

                  (iii) such Sublease may contain a purchase option in favor of the Sublessee or any other provision pursuant to which the Sublessee may obtain record or beneficial title to the Equipment leased thereunder from Lessee, provided upon the exercise of such purchase option, Lessee substitutes new Equipment hereunder in accordance with Section 13;

                  (iv) such Sublease shall prohibit the Sublessee from making any alterations or modifications to the Equipment that would violate this Lease Agreement;

                  (v) such Sublease shall require the Sublessee (i) to maintain the Equipment in accordance with Sections 10 and 11 or shall require Lessee to maintain the Equipment and (ii) to engage in activities with the Equipment in a manner consistent with the Equipment's intended purpose and in accordance with the Equipment's specifications; and

                  (vi) such Sublease and all other Subleases at the time in effect taken as a whole shall be no less favorable with respect to their terms or the creditworthiness of their sublessees than the subleases of all other similar equipment owned, leased or managed by Lessee.

For so long as a Lease Event of Default has occurred and is continuing Lessee shall not agree to sublease or agree to extend any sublease of any Item of Equipment without the consent of Lessor; provided, however, if such Lease Event of Default is solely the result of a breach of a covenant or of covenants to deliver financial or other information to Lessor or Administrative Agent or to use, maintain or repair the Equipment in accordance with Sections 10 and 11, (a "Limited Event of Default"), Lessee may agree to sublease any Item of Equipment in accordance with the requirements set forth in clauses (i) through (vi) of
Section 17(a), provided the sublease therefor is expressly subject and subordinate to Lessor's and any Assignee's interests in such Item of Equipment. If a Limited Event of Default is subsequently cured in accordance with the terms of this Lease Agreement, Lessee may cure any further Lease Default or Lease Event of Default arising from any failure to make any Sublease expressly subject to and subordinate to Lessor's and any Assignee's interest by delivering to Lessor and Administrative Agent a copy of such Sublease and certifying that it is no less favorable with respect to its terms or the creditworthiness of its sublessee than the subleases (or leases) to customers of Lessee of the other natural gas compressors owned or managed or leased by Lessee, taken as a whole.

                  (b) Upon request by Lessor, Lessee shall promptly deliver to Lessor and Administrative Agent (x) a schedule of all subleases of the Equipment, including Subleases certified by a Responsible Officer of Lessee and
(y) for so long as a Lease Default has occurred and is continuing, copies of each sublease of an Item of Equipment (including any Sublease) at the time in effect. No such subleasing by Lessee will reduce or affect any of the obligations of Lessee hereunder or the rights of Lessor (and any Assignee) hereunder, and all of the obligations of Lessee hereunder shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety.

                  (c) Lessee shall not discriminate against the Items of Equipment when determining which of natural gas compressors owned, managed or leased by Lessee that it will lease to its customers.

         18. Liens. Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to (i) any Item of Equipment or any part thereof or Lessor's interest therein (ii) any proceeds of any Item of Equipment, (iii) any insurances required hereunder, (iv) any sublease of any Item of Equipment or (v) this Lease Agreement or any of Lessor's interests hereunder, except Permitted Liens and Lessor Liens. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep this Lease Agreement and each Item of Equipment free and clear of, and to duly discharge or eliminate or bond in a manner satisfactory to Lessor and any Assignee, any Lien other than Permitted Liens and Lessor Liens if the same shall arise at any time. Lessee will notify Lessor and any Assignee in writing promptly upon a Responsible Officer of Lessee obtaining knowledge of any Lien other than Permitted Liens and Lessor Liens that shall attach to the Equipment or any Item of Equipment, and of the full particulars thereof.

         19. Loss, Damage or Destruction.

                  19.1 Risk of Loss, Damage or Destruction. Lessee hereby assumes all risk of loss, damage, theft, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to each Item of Equipment ("Loss, Damage or Destruction"), however caused or occasioned except for Loss, Damage or Destruction caused by the gross negligence or willful misconduct of Lessor, such risk to be borne by Lessee with respect to each Item of Equipment from the date of this Lease Agreement, and continuing until (i) such Item of Equipment has been returned to Lessor in accordance with the provisions of Section 6, (ii) the rights and interests in such Item of Equipment have been transferred to Lessee in accordance with the provisions of Section
28.2 or 28.4 or (iii) such Item of Equipment has been sold in accordance with
Section 28.3.

                  19.2 Replacement of Equipment Upon an Event of Loss. If an Event of Loss occurs with respect to an Item of Equipment during the Term thereof, Lessee shall give Lessor and any Assignee prompt written notice of such loss and shall replace such Item within sixty (60) days of the date of the Event of Loss subject to and in accordance with Section 13. Any payments (including without limitation, insurance proceeds) received at any time by Lessor from any Government Entity, insurer or other Person as a result of an occurrence of such Event of Loss, provided no Lease Event of Default shall have occurred and be continuing, shall be paid to Lessee upon substitution of such Item of Equipment in accordance with
Section 13, and if a Lease Event of Default shall have occurred and is continuing, shall be paid to and retained by Lessor as security for Lessee's obligations under the Operative Documents until such time as no Lease Event of Default is continuing.

                  19.3 Application of Payments Not Relating to an Event of Loss. Subject to Section 20(d), any payments (including, without limitation, insurance proceeds) received at any time by Lessor or Lessee from any Governmental Entity, insurer or other Person with respect to any loss or damage to any Item or Items of Equipment not constituting an Event of Loss, will be applied directly in payment of repairs or for replacement of property in accordance with the provisions of Sections 11 and 12, if not already paid by Lessee, or if already paid by Lessee and no Lease Event of Default shall have occurred and be continuing, shall be applied to reimburse Lessee for such payment, and any balance remaining after compliance with the provisions of said Sections with respect to such loss or damage shall be retained by Lessee. If any Lease Event of Default shall have occurred and be continuing, all payments hereunder shall be paid to and retained by Lessor as security for Lessee's obligations under the Operative Documents until such time as no Lease Event of Default is continuing.

         20. Insurance.

         (a) Lessee will cause to be carried and maintained, at its sole expense, with respect to each Item of Equipment at all times during the Term thereof and for the geographic area in which such Item is at any time located and until such Item of Equipment has been returned to Lessor pursuant to Section 6, the rights and interests therein have been transferred to Lessee pursuant to
Section 28.2 or 28.4 or sold to a third party pursuant to Section 28.3 physical damage insurance (including theft and collision insurance) insuring against risks of physical loss or damage to the Equipment ("Property Insurance") in an amount no less than the aggregate Acquisition Costs for all Items of Equipment per occurrence except for Lessee's customary sub-limits for certain perils, and insurance, and liability insurance in the amount of $50,000,000 per occurrence against liability for bodily injury, death and property damage resulting from the use and operation of the Equipment (including sudden and accidental environmental pollution coverage) ("Liability Insurance") of the types and amounts of coverage equal to or greater than the insurance coverage Lessee carries on any other similar equipment owned, managed or leased by Lessee. Property Insurance shall not have deductibles, in the aggregate, in excess of $2,500,000 per annum and the Liability Insurance shall have no deductibles. The policies of insurance required under this Section 20 shall be valid and enforceable policies issued by insurers having an A.M. Best Company rating of "A-" or better or otherwise acceptable to Administrative Agent and shall provide coverage with respect to incidents occurring anywhere in the United States. In the event that any of such Liability Insurance policies for an Item of Equipment shall now or hereafter provide coverage on a "claims-made" basis, Lessee shall continue to maintain such policies in effect for a period of not less than three (3) years after the expiration of the Term of the last Item of Equipment financed hereunder.

         (b) Such Property Insurance policy or policies will name Lessee, Lessor and any Assignee as the loss payees. Such Liability Insurance policy or policies will name Lessor, Lessor General Partner, Indenture Trustee, each Tranche B Lender, Administrative Agent, Collateral Agent and each of their shareholders, partners, directors, officers, employees, agents and servants (each an "Additional Insured") as an additional insured. Each such policy shall provide that (i) the insurers waive any claim for premiums and any right of subrogation or setoff against Additional Insureds, (ii) it may not be invalidated against any Additional Insured by reason of any violation of a condition or breach of warranty of the policies or the application therefor by Lessee, (iii) it may be canceled or materially altered or reduced in coverage by the insurer only after no less than ten (10) days' prior written notice from Lessee's insurance broker to Lessor and Administrative Agent, and (iv) the insurer will give written notice to Lessor and Administrative Agent in the event of nonpayment of premium by Lessee when due.

         (c) On the Closing Date, and thereafter not less than three (3) days prior to the expiration dates of any expiring policies required under this
Section 20, Lessee shall furnish Lessor and Administrative Agent with certificates of the insurance or replacement insurance coverage required by this
Section 20.

         (d) During the Term, unless a Lease Default has occurred and be continuing, all proceeds of Property Insurance on account of any damage to or destruction to the Equipment in an amount less than $1,000,000 shall be paid over to Lessee or as it may direct and any such proceeds equal to or greater than $1,000,000 shall be paid over to Lessor to be applied in accordance with
Section 19.3. In the event that a Lease Event of Default shall have occurred and be continuing all such proceeds shall be paid to Lessor to be applied in accordance with Section 19.2 or 19.3 as the case may be.

         21. NO LESSOR WARRANTIES. LESSOR HEREBY LEASES THE EQUIPMENT TO LESSEE AS-IS WHERE-IS, WITH ALL FAULTS, IF ANY, AND IN WHATEVER CONDITION IT MAY BE IN, AND EXPRESSLY DISCLAIMS AND MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO THE DESIGN, CONDITION, QUALITY, CAPACITY, MERCHANTABILITY, DURABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF, OR ANY OTHER MATTER CONCERNING, THE EQUIPMENT. LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST LESSOR, ANY PARTNER OF LESSOR OR ANY AFFILIATE THEREOF OR ANY OF THEIR RESPECTIVE SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, SERVANTS OR AGENT FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE EQUIPMENT OR BY LESSEE'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER, INCLUDING COMPLIANCE WITH ENVIRONMENTAL LAWS (WHICH ITEMS OF EQUIPMENT, LESSEE ACKNOWLEDGES, WERE SELECTED BY LESSEE ON THE BASIS OF ITS OWN JUDGMENT WITHOUT RELIANCE ON ANY STATEMENTS, REPRESENTATIONS, GUARANTIES OR

WARRANTIES MADE BY LESSOR, ANY PARTNER OF LESSOR, OR ANY AFFILIATE THEREOF OR ANY OF THEIR RESPECTIVE SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, SERVANTS OR AGENTS.

         22. Assignment of Manufacturer Warranties. So long and only so long as a Lease Event of Default shall not have occurred and be continuing, and so long and only so long as an Item of Equipment shall be subject to this Lease Agreement and Lessee shall be entitled to possession of such Item hereunder, Lessor authorizes Lessee, at Lessee's expense, to assert for Lessor's account, and assigns to Lessee all rights and powers of Lessor under any manufacturer's, vendor's or dealer's warranty on the Equipment or any part thereof and Lessor agrees to use reasonable efforts at Lessee's expense to assist Lessee in obtaining the benefits of such warranties; provided, however, that Lessee shall indemnify, protect, save, defend and hold harmless Lessor, each of its partners and any Affiliate thereof and each of their respective shareholders, partners, officers, directors, employees, servants and agents from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by any such Person in connection therewith, as a result of, or incident to, any action by Lessee pursuant to the foregoing authorization except as a result of such Person's gross negligence or willful misconduct.

         23. Events of Default. The occurrence of any of the following specified events (whatever the reason for such Lease Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

                  (a) Lessee shall fail to make any Lease Payment (other than a Semi-Annual Lease Payment) or pay any amounts under Sections 28.2, 28.4 and 29 on the date the same is due and payable and such failure shall continue unremedied for three (3) or more Business Days; or

                  (b) Lessee shall fail to make any Semi-Annual Lease Payment on the date the same is due and payable and such failure shall continue unremedied for twenty-five (25) or more days; or

                  (c) Lessee shall fail to observe or perform any of the covenants, agreements or obligations of Lessee set forth in Sections 6, 17 or 20 of this Lease Agreement or Section 10 or 12.1 of the Participation Agreement, and such failure shall continue unremedied for ten (10) or more Business Days after receipt by Lessee of written notice thereof from Lessor or any Assignee; or

                  (d) Lessee or Guarantor shall fail to perform or observe any other covenant, condition, or agreement to be performed or observed by it under any Operative Document (other than those identified in clauses (a), (b) and (c) above), and such failure shall continue unremedied for a period of thirty (30) days after receipt by Lessee of written notice thereof from Lessor or any Assignee; or

                  (e) any representation or warranty made by Lessee or Guarantor in any of the Operative Documents, or in any certificate delivered pursuant thereto, shall prove to be untrue in any material respect; or

                  (f) Lessee or any Subsidiary of Lessee shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $20,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt ( or a trustee or Administrative Agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

                  (g) At any time after the execution and delivery thereof,
Section 8 of the Participation Agreement ceases to be in full force and effect or Guarantor denies or disaffirms it obligations thereunder; or

                  (h) Lessee or any of its Subsidiaries shall commence a voluntary case concerning itself under the Bankruptcy Code; or an involuntary case is commenced against Lessee or any of its Subsidiaries, and is not dismissed within sixty (60) days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Lessee or any of its Subsidiaries, or Lessee or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Lessee or any of its Subsidiaries, or there is commenced against Lessee or any of its Subsidiaries any such proceeding which remains undismissed for a period of sixty (60) days, or Lessee or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Lessee or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or Lessee or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Lessee or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  (i) Reserved; or

                  (j) One or more judgments or decrees shall have been entered against Lessee or any Subsidiary involving in the aggregate for Lessee and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of thirty (30) consecutive days, and the aggregate amount of all such judgments exceeds $20,000,000; or

                  (k) At any time after the execution and delivery thereof, any of the Operative Documents shall cease to be in full force and effect, or shall cease to give the Lessor the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Lessee Collateral (other than Lessee

Collateral with a value not to exceed $1,000,000)), or Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of Lessor Collateral (other than Lessor Collateral with a value not to exceed $1,000,000)) in each case superior to and prior to the rights of all third Persons (except as permitted herein), and subject to no other Liens other than Permitted Liens and Lessor Liens; or

                  (l) A Change of Control shall occur.

         24. Remedies Upon Default. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may (except in the case of a Lease Event of Default of the type described in Section 23(h), in which case Lessor shall be deemed automatically without further act to have elected the remedy set forth in clause (d) below) exercise one or more of the following remedies, to the extent permitted by Applicable Law, as Lessor in its sole discretion shall elect:

                  (a) Lessor may terminate or cancel this Lease Agreement, without prejudice to any other remedies of Lessor hereunder, with respect to all or any Item of Equipment, and whether or not this Lease Agreement has been so terminated, may enter the premises of Lessee, subject to Lessee's normal safety and security concerns, including standard confidentiality requirements, or of any other party to take immediate possession of the Equipment and remove all or any Item of Equipment by summary proceedings or otherwise, or may cause Lessee, at Lessee's expense, to store, maintain, surrender and deliver possession of the Equipment or such Item in the same manner as provided in Section 6;

                  (b) Lessor may hold, keep idle or lease to others any Item of Equipment, as Lessor in its sole discretion may determine, free and clear of any rights of Lessee, except that Lessee's obligation to pay Lease Payments for any Lease Payment Periods commencing after Lessee shall have been deprived of possession pursuant to this Section 24 shall be reduced by the net proceeds (after taking into account all expenses associated therewith), if any, received by Lessor from leasing the Equipment or such Item to any Person other than Lessee for the same Lease Payment Periods or any portion thereof;

                  (c) Lessor may sell the Equipment or any Item of Equipment at public or private sale as Lessor may determine, free and clear of any rights of Lessee, and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Lease Payments due for the Equipment or Item(s) so sold for any Lease Period commencing after the date on which such sale occurs), the sum, without duplication, of (i) all unpaid Lease Payments payable for each Item of Equipment for all Lease Payment Periods through the date on which such sale occurs, plus (ii) an amount equal to the excess, if any, of (A) the Acquisition Cost of the Item(s) of Equipment so sold over (B) the Net Proceeds of Sale, plus interest on the amount of such excess from the date of such sale until the date of payment by Lessee at a rate equal to the aggregate of (1) 82% of the Tranche A Rate, (2) 15% of the Applicable Tranche B Rate, (3) 3% of the Applicable Equity Rate and (4) 2.0%, plus (iii) all unpaid Supplemental Payments due with respect to each Item of Equipment so sold;

                  (d) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under subsection (a) or (b) above with respect to any Item(s) of Equipment, Lessor, by written notice to Lessee specifying a payment date, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Lease Payment due for any Item(s) of Equipment for any Lease Payment Period commencing after the payment date specified in such notice and in lieu of the exercise by Lessor of its remedies under subsection (b) above in the case of a re-lease of such Item(s) or under subsection (c) above with respect to a sale of such Item(s)), the sum, without duplication, of (i) all unpaid Lease Payments payable for such Item(s) for all Lease Payment Periods through the payment date specified in such notice, plus (ii) all unpaid Supplemental Payments due with respect to such Item(s) as of the payment date specified in such notice, plus
(iii) an amount equal to any Premium, Makewhole or Breakage Costs owed or paid by Lessor to any Person under the Operative Documents, plus (iv) an amount, with respect to each such Item, equal to the Acquisition Cost of such Item(s); provided, however, upon payment in full by Lessee within ten (10) days of demand of all amounts due under this Section 24(d), Lessor will at the request and cost of Lessee furnish to or at the direction of Lessee a bill of sale, without recourse or warranty (except as to the absence of Lessor Liens and Collateral Agent Liens), and otherwise in form and substance reasonably satisfactory to Lessee and Lessor evidencing the transfer to or at the direction of Lessee, all of Lessor's right, title and interest in and to such Item(s), "as-is, where-is"; and

                  (e) Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof and terminate this Lease Agreement.

                  Lessee shall be liable for all costs and expenses, including reasonable attorney's fees and expenses, incurred by Lessor, the Indenture Trustee, Collateral Agent, Administrative Agent or any Assignee by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the return of the Equipment in accordance with Section 6 or in placing the Equipment in the condition required by said Section. Except as otherwise expressly provided above, no remedy referred to in this Section 24 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not constitute the exclusive election of such remedies and shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Equipment in mitigation of Lessor's damages as set forth in this Section 24 or which may otherwise limit or modify any of Lessor's rights and remedies in this Section 24.

         25. Lessor's Right to Perform for Lessee. If Lessee fails to make any Supplemental Payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, which failure shall continue until such time as such failure shall constitute a Lease Event of Default and can be cured by the payment of money, Lessor may (but shall not be obligated) itself, after notice to Lessee, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the rate specified in Section 26, shall, if not paid by Lessee to Lessor on demand, be deemed a Supplemental Payment hereunder; provided, however, that no such payment, performance or compliance by Lessor shall be deemed to cure any Lease Event of Default with respect to Lessee.

         26. Late Charges. Lessee shall pay to Lessor, upon demand, to the extent permitted by applicable law, interest on any installment of a Lease Payment not paid when due, and on any Supplemental Payment or other amount payable under this Lease Agreement which is not paid when due, for any period for which any of the same is overdue (without regard to any grace period) at a rate equal to the lesser of (a) the Overdue Rate and (b) the maximum rate of interest permitted by law.

         27. Notices. All notices provided for or required under the terms and provisions hereof shall be given in accordance with Section 12.4 of the Participation Agreement.

         28. Lessee's Renewal, Transfer and Early Termination Options; Purchase Obligation.

                  28.1 Renewal Option. If no Lease Event of Default shall have occurred and be continuing, Lessee has not elected to purchase (or deemed to purchase) the Equipment under Section 28.2 and this Lease Agreement shall not have been earlier terminated, Lessee may request in writing to renew the Lease Agreement on the basis of ten (10) one-year renewals with respect to all but not less than all Items of Equipment then subject to this Lease Agreement by providing to Administrative Agent and Lessor a written notice of request to renew within 365 days prior to the end of the Term. In its sole discretion, Lessor shall determine on or before the date three (3) months prior to the end of the Term whether to renew and extend the leasing of the Equipment on terms and conditions acceptable to Lessee and Lessor; provided any such extension shall be conditioned on the repayment of the Tranche A Notes and Tranche B Loans. Any failure on the part of Lessor to respond to Lessee's request shall be deemed a refusal to extend the Term.

                  28.2 Lessee's End of Term Purchase Option.

                  (a) On the Termination Date, if this Lease Agreement shall not have been earlier terminated, Lessee or its designee shall be entitled, at its option, to acquire all, but not less than all, of Lessor's rights and interests in all, but not less than all, of the Items of Equipment for an amount (the "Purchase Option Amount"), with respect to all Items of Equipment, payable in immediately available funds, equal to the sum without duplication of (i) the aggregate of the Acquisition Costs of all Items of Equipment, plus (ii) the Lease Payments due and payable for such Items of Equipment on the Termination Date, plus (iii) any Supplemental Payments then due and owing.

                  (b) Upon payment in full of all amounts due upon the exercise of Lessee's option under this Section 28.2, Lessor will, at the request and cost of Lessee, (i) transfer to or at the direction of Lessee, without recourse or warranty (except as to the absence of Lessor Liens and Collateral Agent Liens), all of Lessor's right, title and interest in and to such Item(s), "as-is, where-is" and (ii) furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to Lessor Liens and Collateral Agent Liens) in form and substance reasonably satisfactory to Lessee and Lessor, evidencing such transfer.

                  (c) If Lessee does not intend to exercise its purchase option under this Section 28.2, Lessee shall give written notice to Lessor to such effect in accordance with Section 28.3.1. If Lessee fails to give such written notice to Lessor, such failure shall constitute an election and a binding obligation of Lessee to exercise the purchase option hereunder and to pay Lessor the Purchase Option Amount with respect thereto on the Termination Date.

                  28.3 Third Party Sale or Redelivery of Equipment.

                  28.3.1 Notice to Remarket or Return Possession of Equipment. So long as no Lease Default or Lease Event of Default shall have occurred, Lessee shall have the option, exercisable by giving Lessor written notice (a "Redelivery Notice") on or before 365 days prior to the Termination Date, to remarket all Items of Equipment then subject to this Lease Agreement and, if the Equipment is not sold to a third party in accordance with 28.3.3, deliver the Equipment to Lessor or its designee on the Termination Date in accordance with
Section 6. In the event Lessee fails to deliver a Redelivery Notice within the time period prescribed in the preceding sentence or the Redelivery Notice is revoked or for any other reason deemed not effective, Lessee shall be deemed to have irrevocably elected to purchase each Item of Equipment in accordance with
Section 28.2 and shall proceed to purchase the Equipment in accordance therewith. If at any time after Lessee delivers a Redelivery Notice, a Lease Default or a Lease Event of Default shall occur, then Lessee's Redelivery Notice shall be deemed automatically irrevocably revoked and Lessee shall be deemed to have irrevocably elected the purchase option in Section 28.2 and shall proceed to purchase the Equipment in accordance therewith.

                  28.3.2 Remarketing Obligations. In the event that Lessee does not exercise its option to acquire Lessor's rights and interests in all the Equipment pursuant to Section 28.2, then Lessee shall have the obligation during the last 365 days of the Term, if applicable (the "Remarketing Period"), to solicit bona fide bids for not less than all Items of Equipment from prospective purchasers who are financially capable of purchasing such Items of Equipment for cash on an "as-is", "where-is" basis, without recourse or warranty. Any bid received by Lessee prior to the end of the Remarketing Period shall be promptly communicated to Lessor in writing, setting forth the amount of such bid and the name and address of the person or entity submitting such bid. Notwithstanding the foregoing, Lessor shall have the right, but not the obligation, to seek bids for the Equipment during the Remarketing Period and Lessee shall grant Lessor and Administrative Agent or their respective designees access to the Equipment upon reasonable notice and during normal business hours to facilitate the exercising of such right.

                  28.3.3 Sale of Equipment to Third Party Buyer. On the Termination Date, provided that all the conditions set forth in Sections 28.3.1,
28.3.2 and in clauses (i) and (ii) below have been met, Lessor shall sell (or cause to be sold) all Items of Equipment, for cash to the bidder, if any, who shall have submitted the highest bid during the Remarketing Period on an "as-is", "where-is" basis and without recourse or warranty, and upon receipt by Lessor of the sales price, Lessor shall instruct Lessee to deliver and Lessee shall deliver the Equipment to such bidder; provided, that (i) any such sale to a third party shall be consummated, and the sales price for the Equipment shall have been paid to Lessor in immediately available funds, on or before the Termination Date; and (ii) Lessor shall not be obligated to sell such Equipment if the Net Proceeds of Sale of all, but not less than all, the Equipment are less than the aggregate Maximum Lessor Risk Amount applicable to all, but not less than all, the Equipment as of the Termination Date. Upon satisfaction of the conditions to any sale under this Section 28.3 (including the absence of any Lease Default or Lease Event of Default during the Remarketing Period) and payment in full of all amounts due upon such a sale, Lessor will, at the request and cost of the bidder, transfer to or at the direction of the bidder, without recourse or warranty (except as to the absence of Lessor Liens and Collateral Agent Liens), all of Lessor's right, title and interest in and to such Item(s), "as-is", "where-is" and at the cost and request of the bidder, furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to Lessor Liens) and otherwise in form and substance reasonably satisfactory to the bidder and Lessor, evidencing such transfer.

                  28.4 Lessee's Early Purchase Options and Obligations.

                           28.4.1 Partial Purchase Option. Provided this Lease
Agreement shall not have been earlier terminated and no Lease Event of Default shall have occurred and is continuing and subject to the provisions of Section 28.4.4, Lessee or its designee shall be entitled, at Lessee's option, (i) on any Floating Payment Date prior to February 15, 2004, to purchase with the proceeds of one or more Equity Offerings, within the first 120 days after the consummation of the related Equity Offering all but not less than all of Lessor's rights and interests in one or more Items of Equipment which in the aggregate for all such purchases under this Section 28.4.1 have Acquisition Costs not in excess of thirty five (35%) percent of the aggregate Acquisition Costs of all Items of Equipment as of the Closing Date and (ii) on any Floating Payment Date on or after February 15, 2005 to purchase all but not less than all of Lessor's rights and interest in one or more Items of Equipment.

                           28.4.2 Total Purchase Option. Provided this Lease
Agreement shall not have been earlier terminated and no Lease Event of Default shall have occurred and is continuing (except, in the case of clause (i), a Lease Event of Default caused by a Change of Control provided such Lease Event of Default has been waived in writing by Tranche B Lenders and Lessor), and subject to the provisions of Section 28.4.4, Lessee or its designee shall be entitled, at Lessee's option, (i) on any Business Day within ninety (90) days after the occurrence of a Change of Control that occurs prior to February 15, 2005, (ii) on any Business Day within thirty (30) days after the Tranche A Notes have been accelerated or have otherwise become due and payable prior to the Scheduled Termination Date and (iii) on any Business Day in connection with a legal defeasance or covenant defeasance of the Tranche A Notes in accordance with the terms of the

Indenture to purchase all, but not less than all, of Lessor's rights and interest, in all, but not less than all, Items of Equipment.

                           28.4.3 Purchase Offer Obligations. Provided this
Lease Agreement has not been earlier terminated and no Lease Event of Default shall have occurred and is continuing (except, in the case of clause (i), a Lease Event of Default caused by a Change of Control provided the Tranche B Notes have not been accelerated or have otherwise become due and payable prior to the Scheduled Termination Date) and subject to the provisions of Section 28.4.4, Lessee shall (i) within twenty-five (25) days after a Change of Control offer to purchase all of but not less than all of Lessor's interests in all of the Equipment and promptly after the expiration of the corresponding tender offer under the Indenture shall purchase Items of Equipment with aggregate Acquisition Costs (x) equal to or greater than 122% of the Tranche A Notes to be Purchased by Lessor pursuant to the corresponding tender offer under the Indenture (such amount, the "Equity Redemption Target") (y) less than the Equity Redemption Target but greater than the Equity Redemption Target less $50,000 or
(z) greater than the Equity Redemption Target and (ii) within twenty-five (25) to forty (40) days after a Net Proceeds Offer Trigger Date, offer to purchase from Lessor all but not less than all of Lessor's interest in Equipment having aggregate Acquisition Costs equal to or greater than 122% of the amount of Tranche A Notes for which an offer to purchase is to be made under Section 9.2(c) of the Participation Agreement and promptly after the expiration of the corresponding tender offer under the Indenture shall purchase Items of Equipment with aggregate Acquisition Costs (x) equal 122% of the Tranche A Notes to be purchased by Lessor pursuant to the corresponding tender offer under the Indenture (such amount, the "Net Proceeds Redemption Target") (y) less than the Net Proceeds Redemption Target but greater than the Net Proceeds Redemption Target less $50,000 or (z) greater than the Net Proceeds Redemption Target.

                           28.4.4 Exercise of Purchase Options and Obligations.
Each of the purchase options and obligations set forth in this Section 28.4 shall be exercisable by giving or requiring Lessee to give, as the case may be, Lessor irrevocable written notice of such election or offer to purchase at least thirty-five (35) but no more than sixty (60) days before the proposed date of purchase (the "Purchase Date") and by payment to Lessor on such Purchase Date in immediately available funds an amount (the "Option Amount"), with respect to each Item of Equipment to be acquired, equal to the sum, without duplication, of
(i) the Acquisition Cost of such Item of Equipment, plus (ii) the Lease Payments due and payable for such Item of Equipment on the Purchase Date, plus (iii) any Premium payable by Lessor on the Tranche A Notes as a result of such purchase, plus (iv) the amount of Breakage Costs, if any payable by Lessor as a result of such purchase, plus (v) any Supplemental Payments then due and owing to any Person. Any amounts paid by Lessee under Section 28.4.3 in excess of the Equity Redemption Target or Net Proceeds Redemption Target, as the case may be, shall be held by Lessor as collateral for Lessee's obligations hereunder. Lessor shall invest such collateral in Permitted Investments and any amounts earned thereon shall be for Lessee's Account. When less than all Items of Equipment are to be sold by Lessor hereunder, the Items to be sold shall be selected by Lessee, provided however, they must be acceptable to Lessor in its sole discretion and such sale shall be conditioned upon delivery by Lessee to (and in the case of a sale under Section 28.4.3, Lessee shall be obligated to deliver to) Lessor and Administrative Agent of an Appraisal dated no earlier than thirty (30) days prior to the date of such sale confirming that the then aggregate fair market value and Residual Values of the Items of Equipment at such time not being sold shall each be greater than or equal to the aggregate Acquisition Costs for such Items. Upon payment in full of all amounts due upon the sale of any Item of Equipment under this Section 28.4, Lessor will, at the request and cost of Lessee, transfer to or at the direction of Lessee, without recourse or warranty (except as to the absence of Lessor Liens and Collateral Agent Liens), all of Lessor's right, title and interest in and to such Item(s) so purchased, "as-is", "where-is" and, at the request and cost of Lessee, furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to the absence of Lessor Liens and Collateral Agent Liens) and otherwise in form and substance reasonably satisfactory to Lessee and Lessor, evidencing such sale.

         29. End of Term Lease Payment Adjustment.

                  29.1 Third Party Sale of Equipment. This Section 29.1 shall apply only if no Lease Default or Lease Event of Default has occurred and a sale of the Items of Equipment to a third party pursuant to Section 28.3 has been consummated on the Termination Date. If the Net Proceeds of Sale of such Items of Equipment are less than the aggregate Acquisition Costs as of the Termination Date, Lessee shall, on the Termination Date, pay to Lessor as an end of term Lease Payment adjustment, in immediately available funds, an amount equal to such deficiency (a "Deficiency") as an adjustment to the Lease Payment payable under this Lease Agreement for such Items of Equipment plus the Lease Payment due and payable for such Item(s) of Equipment on the Termination Date, plus any Supplemental Payments then due and owing to Lessor hereunder; provided, however, the amount of the Deficiency payable by Lessee with respect to such Items of Equipment shall not exceed the aggregate Maximum Lessee Risk Amount. If the Net Proceeds of Sale of such Items of Equipment exceed the aggregate Acquisition Cost of such Items of Equipment and if Lessee shall have paid Lessor on or before the Termination Date the Lease Payment due and payable for such Items of Equipment on the Termination Date, plus all Supplemental Payments then due and owing with respect to such Items of Equipment, Lessor shall pay to such Lessee an amount equal to such excess as an adjustment to the Lease Payment payable under this Lease Agreement for such Items of Equipment.

                  29.2 Lessee Payment. If a sale of any Item of Equipment either to Lessee pursuant to Section 28.2 or 28.4 or to a third party pursuant to
Section 28.3 has not been consummated on the Termination Date for any reason, then Lessee shall on the Termination Date pay to Lessor as an end of term Lease Payment adjustment, in immediately available funds, as an adjustment to the Lease Payment payable under this Lease Agreement for such Item, an amount equal, without duplication, to the sum of the Lease Payment due and payable for such Item of Equipment on the Termination Date, plus all Supplemental Payments then due and owing with respect to such Item(s) plus (i) the Maximum Lessee Risk Amount of such Item, if (x) on the Termination Date no Lease Event of Default or Lease Default shall have occurred and be continuing hereunder, and (y) all Items of Equipment then subject to this Lease Agreement have been returned to Lessor on the Termination Date in the condition and at the locations required by
Section 6, and (z) this Lease

Agreement shall not have been terminated prior to the Termination Date or (ii) Acquisition Cost of such Item, if (x) on the Termination Date a Lease Event of Default or Lease Default shall have occurred and be continuing hereunder, or (y) any Item of Equipment then subject to this Lease Agreement shall not have been returned to Lessor on the Termination Date in the condition and at the locations required by Section 6, or (z) this Lease Agreement shall have been terminated prior to the Termination Date; provided, however, if Lessee pays all amounts due for all Equipment in accordance with this clause (ii) on or prior to the Termination Date, Lessor will at the cost of Lessee transfer to or at the direction of Lessee, without recourse or warranty (except as to the absence of Lessor Liens and Collateral Agent Liens), all of Lessor's right, title and interest in and to such Item(s), "as-is", "where-is" and at the cost of Lessee furnish to or at the direction of Lessee, if Lessee shall so request, a bill of sale without recourse or warranty (except as to the absence of Lessor Liens and Collateral Agent Liens) and otherwise in form and substance reasonably satisfactory to Lessee and Lessor, evidencing such transfer. Lessee shall remain liable for the payment of, and upon the consummation by Lessor of the sale of any Item(s) of Equipment on or after the Termination Date, Lessee shall pay, or reimburse Lessor for the payment of, all applicable sales, excise or other Taxes imposed as a result of such sale, other than gross or net income taxes attributable to such sale, and such obligation shall survive the termination of this Lease Agreement.

                  29.3 Lessor Payment. If Lessor sells the Equipment after the Termination Date, Lessor shall pay to Lessee, as an end of term Lease Payment adjustment, the amount by which the Net Proceeds of Sale exceed the sum, without duplication, of (prior to the application of such proceeds) (a) all amounts owed by Lessor or Lessee to any Person under the Operative Documents as a result of any Lease Default or Lease Event of Default, (b) the aggregate Acquisition Costs of all Equipment as of the Termination Date, (c) all interest and Equity Yield (including any interest and Equity Yield accrued at the respective Overdue Rate) accrued on any Tranche A Note, Tranche B Loan and Equity Contribution since the Termination Date and (d) all amounts owed to Lessor, if any under the Lessor Margin Letter.

                  29.4 Excess Wear Lease Payment Adjustment. If after a sale of any Item of Equipment to a third party under Section 28.3.3 in which the amount of the Deficiency payable by Universal was limited by the Maximum Lessee Risk Amount or upon redelivery of any Item of Equipment to Lessor upon termination of the Lease it is determined by an Appraisal that such Item of Equipment suffered from excess wear and tear, Lessee shall pay Lessor as an end of term Lease Payment adjustment an amount equal to the lesser of (i) the reduction in fair market value caused by such excess wear and tear and (ii) the amount by which the difference between the Net Proceeds of Sale of such Item and the Acquisition Cost therefor exceeded the Deficiency paid by Lessee in accordance with Section 29.1.

          30. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS LEASE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS LEASE AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS LEASE AGREEMENT, EACH OF LESSEE AND LESSOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. LESSEE HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH

AVENUE, NEW YORK 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, LESSEE AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO LESSOR AND ASSIGNEE. EACH OF LESSEE AND LESSOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 12.4 OF THE PARTICIPATION AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LESSEE OR LESSOR UNDER THIS LEASE AGREEMENT, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PERSON IN ANY OTHER JURISDICTION.

                  (b) EACH OF LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS LEASE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LEASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         31. Miscellaneous. Any provision of this Lease Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or diminishing Lessor's rights under the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision of this Lease Agreement prohibited or unenforceable in any respect. No term or provision of this Lease Agreement may be amended, altered, waived, discharged or terminated except in accordance with
Section 12.2 of the Participation Agreement. A waiver on any one occasion shall not be construed as a waiver on a future occasion. Except as provided in Section
12.7 of the Participation Agreement, neither Lessee nor Lessor shall assign or transfer its interests in this Lease Agreement. All of the covenants, conditions and obligations contained in this Lease Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of Lessor and (subject to the restrictions of Section 17) Lessee. This Lease Agreement and the other Operative Documents, and each related instrument, document, agreement and certificate, collectively constitute the complete and exclusive statement of the terms of the agreement between Lessor and Lessee with respect to the acquisition and leasing of the Equipment, and cancel and supersede any and all prior oral or written understandings with respect thereto.

         32. Registration. This Lease Agreement is a registered instrument. Administrative Agent shall establish and maintain registration books in which it will register, and register any assignment effected in compliance with Section
12.7 of the Participation Agreement of Lessor's interest in this Lease Agreement or any portion thereof and which identifies each registered holder of any interest of Lessor in this Lease Agreement or any portion thereof. Except for the interests of Collateral Agent pursuant to the Operative Documents, no transfer by Lessor of any interest in this Lease Agreement shall be effective unless and until such transfer is made upon the registration books maintained by Administrative Agent.

         33. Execution and Effectiveness. This Lease Agreement may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes and shall become effective when each of the parties hereto and each of the parties to the Participation Agreement have executed and delivered this Lease Agreement and the Participation Agreement as the case may be.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be duly executed by their duly authorized representatives as of the date first above written.



                                BRL UNIVERSAL EQUIPMENT 2001 A, L.P.,
                                     as Lessor

                                By BRL Universal Equipment Management, Inc.
                                Its General Partner



                                By:
                                   -------------------------------------------
                                    Name:   Gregory C. Greene
                                    Title:  President



                                UNIVERSAL COMPRESSION, INC.,
                                    as Lessee



                                By:
                                   -------------------------------------------
                                    Name:   Richard W. FitzGerald
                                    Title:  Senior Vice President and
                                            Chief Financial Officer






COUNTERPART NO. _______ OF _______ SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.



                                -Signature Page-
                          [Equipment Lease Agreement]

                                                                    EXHIBIT A TO
                                                                 LEASE AGREEMENT



                                    [FORM OF]
                                LEASE SUPPLEMENT


                  This Lease Supplement (this "Supplement") is executed pursuant to, and incorporates by reference all of the terms, conditions and provisions of, the Equipment Lease Agreement dated as of February 9, 2001, between the undersigned BRL Universal Equipment 2001 A, L.P., ("Lessor") and Universal Compression, Inc. ("Lessee") (herein, as amended and supplemented from time to time, called the "Lease Agreement"). All capitalized terms used herein which are not defined herein shall have the meaning given to such terms in the Lease Agreement.

         A.       SUPPLEMENT

                  Lessee hereby (i) acknowledges and certifies that each Item of Equipment described below or on any Schedule attached hereto (each, an "Item" and collectively, the "Equipment") has been selected by, delivered to Lessee, and is located at the location set forth below, and as between Lessor and Lessee, each Item identified as assembled is of a size, design, capacity and manufacture acceptable to and suitable for Lessee's purposes, has been installed to Lessee's satisfaction, and is in good working order, repair and condition and
(ii) unconditionally and irrevocably accepts each Item under the Lease Agreement on the date hereof. Lessor and Lessee hereby agree that each Item described below or on any Schedule attached hereto is hereby leased by Lessor to Lessee under and subject to all of the terms, conditions and provisions of the Lease Agreement, that the lease term of each such Item commences on the date hereof and that such date is the Closing Date and that the Acquisition Cost, Term, Maximum Lessee Risk Percentage, and Maximum Lessor Risk Percentage for all Items of Equipment covered by this Lease Supplement are as set forth below. Lessee hereby agrees to pay the Lease Payments for all Items covered by this Lease Supplement in the amounts and at the times specified in Section 7 of the Lease Agreement and as specified below, reaffirms its acknowledgments and agreements in the Lease Agreement and certifies that its representations and warranties set forth in Section 2 of the Participation Agreement and in any related certificate delivered to Lessor are true and correct on the date hereof except to the extent they relate to an earlier date, in which case such representations and warranties were true and correct as of such date.

                  1. Description of Item(s) of Equipment (include make, model and unit number and whether such Item is completely assembled and the estimated date assembly will be completed): See Schedule 1 attached hereto.

                  2.       Location:  See Schedule 1 attached hereto.

                  3.       Acquisition Cost:  See Schedule 1 attached hereto

                  4.       Tranche A Component:  See Schedule 1 attached hereto

                  5.       Tranche B Component:  See Schedule 1 attached hereto

                  6.       Equity Component:  See Schedule 1 attached hereto

                  7. Term: commencing on date hereof ("Closing Date") and ending on [________________].

                  8.       Certain Values:

                           a. Maximum Lessee Risk Percentage: ____% [not to exceed 90%]

                           b. Maximum Lessor Risk Percentage: ____% [the difference between 100% and the percentage in item 8a above ]

         B.       GRANT OF SECURITY INTEREST

                  The Lease Agreement and this Supplement constitute a financing agreement intended as security. In consideration of the agreements contained therein and in the Operative Documents, Lessee hereby grants, bargains, assigns, transfers, conveys and pledges to Lessor a security interest in and Lien upon all of its rights, title and interest in, to and under the Equipment, the subleases related to such Equipment, Lessee's interest in any bill of sale and in each manufacturer's, vendor's or dealer's warranty for the Equipment, and all proceeds thereof, including, without limitation, all rentals, income and profits in respect of the Items of Equipment, whether under such subleases or otherwise, all credits granted by any manufacturer, vendor or dealer with respect to the return of any Item of Equipment and the proceeds of any insurance payable with respect to the Items of Equipment as collateral security for the payment and performance by Lessee of obligations owed to Lessor under the Operative Documents.

Dated: ____________, ____.



                                    BRL UNIVERSAL EQUIPMENT 2001 A, L.P.,
                                         as Lessor

                                    By BRL Universal Equipment Management, Inc.
                                    Its General Partner



                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:



                                    UNIVERSAL COMPRESSION, INC.
                                    Lessee



                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:

                                                                   Schedule 1 to
                                                                Lease Supplement



                                     FORM OF
                              SCHEDULE OF EQUIPMENT
                               TO LEASE SUPPLEMENT




         LOCATION                                          NATURAL      TRANCHE A   TRANCHE B               ACQUISITION   ESTIMATED
 UNIT    (STATE &                       COMPRESSOR       GAS DRIVER        DEBT        DEBT       EQUITY       COST        RESIDUAL
NUMBER    COUNTY)  HP RATING   MFR.    MFR.   MODEL    MFR.     MODEL   COMPONENT   COMPONENT    COMPONENT    ---$---       VALUE
------   -------   ---------   ----    -----  -----    ----     -----   ---------   ---------    ---------    -------       -----

                                                                       EXHIBIT B
                                                              to Lease Agreement

                        [FORM OF] NOTICE OF SUBSTITUTION

[Date]

                  Universal Compression, Inc. ("Lessee") hereby gives BRL Universal Equipment 2001 A, L.P., ("Lessor") notice that as of the date hereof Lessee has substituted the following Equipment in accordance with Section 13 of the Equipment Lease Agreement ("Lease Agreement") dated as of February 9, 2001 between Lessor and Lessee:

Replaced Equipment:

                                                          Natural Gas Driver
Unit Number    HP Rating    Mfr.    Compressor Mfr. Model     Mfr. Model          Acquisition Cost        Residual Value
-----------    ---------    ----    ---------------------     ----------          ----------------        --------------




Replacement Equipment:

Location                                            Natural Gas  Tranche A  Tranche B                           Estimated  Estimated
(state &                                Compressor    Driver       Debt        Debt     Equity    Acquisition  Fair Market Residual
 county)  Unit Number  HP Rating  Mfr.  Mfr. Model  Mfr. Model   Component  Component  Component     Cost         Value      Value
--------  -----------  ---------  ----  ----------  ----------   ---------  ---------  ---------  -----------  ----------- ---------



                                         Universal Compression,
                                         Inc.
                                         Lessee


                                         By:
                                            ------------------------------
                                            Title: